SUPPLEMENT
                               DATED JULY 29, 2005
                              TO THE PROSPECTUS OF
                   FIDUCIARY SMALL CAPITALIZATION EQUITY FUND
                             Dated December 1, 2004

The following replaces the section describing the portfolio management team for Fiduciary Small Capitalization Equity Fund under "Management" (page 38):

The following persons are responsible for the management of Small Capitalization Equity Fund:

ALISON J. SCHATZ, CFA, portfolio manager of Fiduciary International, Inc. (Fiduciary) and Senior Vice President of Fiduciary Trust Company
International (Fiduciary Trust)

Ms. Schatz has been a manager of the Fund since January 2003. She joined Fiduciary Trust in 1985.

VINCENT PIAZZA, CFA, portfolio manager of Fiduciary and Vice President of Fiduciary Trust

Mr. Piazza has been a manager of the Fund since July 2005. Prior to joining Fiduciary Trust in 2004, Mr. Piazza was a credit analyst at Deutsch Asset Management since October 2000.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.